                                                                            NESS
FOR IMMEDIATE RELEASE:

                      NESS TECHNOLOGIES SETS REPORTING DATE
                    FOR THIRD QUARTER 2004 FINANCIAL RESULTS

HACKENSACK,  NJ - OCTOBER 26, 2004 - NESS TECHNOLOGIES,  INC. (NASDAQ:  NSTC), a
global  provider of IT services and solutions,  today announced the company will release  financial results for the third quarter 2004, ended September 30, 2004, before the open of trading on  Thursday,  November 4, 2004.  Ness  Technologies'
financial  results will be released  over the news wires and will also be posted on the Ness corporate web site.

Ness  Technologies  President and Chief Executive Officer Raviv Zoller and Chief
Financial  Officer Yaron  Garmazi will conduct a conference  call to discuss the third quarter 2004 results,  which will be  simultaneously  webcast at 8:45 A.M.
Eastern Time / 5:45 A.M. Pacific Time on Thursday, November 4, 2004.

To access the Ness  Technologies  third  quarter 2004 earnings  conference  call participants  in North  America  should dial  1-800-399-0427  and  international participants should dial  1-706-634-5453.  A live webcast of the conference call will be  available  on the  investor  relations  page of the  Ness  Technologies corporate  web  site at  www.ness.com.  Please  visit  the web  site at least 15 minutes  early to  register  for the  teleconference  webcast and  download  any necessary audio software. A replay of the call will be available on the web site approximately two hours after the conference call is completed.

ABOUT NESS TECHNOLOGIES

Ness  Technologies  (www.ness.com)  is a  global  provider  of IT  services  and end-to-end solutions designed to help clients improve their  competitiveness and efficiency.  Ness'  portfolio of solutions and services  includes:  outsourcing,
system  integration,   custom  application  development,   consulting,   quality
assurance,  and  training.  Ness  provides  services to more than 500 clients in commercial, industrial, and government sectors worldwide, including Fortune 1000 and global 2000 companies. Ness' proven record of success extends to more than a dozen key vertical markets,  notably  government,  defense,  financial services, life sciences,  healthcare,  telecommunications,  utilities, and the independent software vendor (ISV) marketplace.  Ness Technologies employs over 4,500 people.
The  company  has  operations  in  14  countries  including:  the  US,  the  UK,
Switzerland,  the  Netherlands,   Germany,  Canada,  Israel,  India,  the  Czech
Republic, the Slovak Republic, Singapore, Malaysia, Japan and Thailand.

This press release contains forward-looking statements within the meaning of the
Private  Securities  Litigation Reform Act of 1995.  Forward-looking  statements
often  are   proceeded   by  words  such  as   "believes,"   "expects,"   "may,"
"anticipates,"  "plans,"  "intends,"  "assumes," "will" or similar  expressions.
Forward-looking  statements are based on management's  current  expectations and beliefs about future events,  as of the date of this press release,  and involve certain risks and  uncertainties.  As with any projection or forecast,  they are inherently  susceptible to uncertainty and changes in  circumstances,  and Ness'
actual results could differ  materially from those  anticipated in these forward looking  statements  as a result of various  factors.  Some of the factors  that could cause future results to materially differ from the recent results or those projected in forward-looking  statements include the "Risk Factors" described in
Ness' Prospectus filed with the Securities and Exchange  Commission on September
29, 2004. Ness is under no obligation to, and expressly disclaims any obligation to, update or alter its  forward-looking  statements whether as a result of such changes, new information, subsequent events or otherwise.

INVESTOR CONTACT:                                MEDIA CONTACT:
-----------------                                --------------
ERIK KNETTEL                                     DAVID KANAAN
PHONE: 646 - 284 - 9415                          PHONE: + 972 - 3 - 6315166
EMAIL: INVESTOR@NESS.COM                         EMAIL: MEDIA.INT@NESS.COM